Exhibit 10.1

RELEASE

TO:	DIRTT ENVIRONMENTAL SOLUTIONS LTD. (the “Corporation”)

IN CONSIDERATION for the issuance by the Corporation of 638,996 common shares in the capital of the Corporation as payment in full of the US$204,479 debt outstanding to 726 BC LLC and 726 BF LLC (together, “726”) for legal fees and other expenses incurred by 726 in connection with the contested director election at the annual and special meeting of shareholders of the Corporation held on April 26, 2022 (the “Contested Director Election”), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned, on behalf of itself and its successors and assigns (collectively referred to as, the “Releasor”), does hereby remise, release and forever discharge the Corporation and its present and future directors, officers, employees and agents of and from all actions, causes of action, suits, debts, dues, controversies, accounts, bonds, bills, covenants, contracts, agreements, judgments, claims, costs, obligations, charges, security interests and demands whatsoever, in law or in equity, which the Releasor now has, ever had or hereafter can, shall or may have against the Corporation for or by reason of or in any way arising out of the Contested Director Election.

In executing this Release, the Releasor acknowledges that the Releasor has relied on the Releasor’s own judgment, belief and knowledge and that of the Releasor’s counsel and has in no way relied on or been induced by any representation, statement, act or omission to act by the Corporation. The Releasor shall not at any time attempt to rescind, reform or in any way modify or challenge the validity of this Release or any part hereof.

This Release shall be governed by the laws of the Province of Alberta.

IN WITNESS WHEREOF the undersigned has executed this Release this 30th day of November, 2022.

726 BC LLC

Per:	/s/ Shaun Noll
Name: Shaun Noll
Title: President and CIO

726 BF LLC

Per:	/s/ Shaun Noll
Name: Shaun Noll
Title: President and CIO